UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2005

PHH Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7797	52-0551284
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Leadenhall Road, Mt. Laurel, New Jersey		08054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856-917-1744

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.02. Termination of a Material Definitive Agreement.

After our spin-off from Cendant Corporation, which was effective February 1, 2005, our Board of Directors, with the endorsement of management, adopted a policy generally not to enter into employment agreements with any of our executive officers or other employees. Accordingly, on February 24, 2005, we entered into an agreement with our President and Chief Executive Officer, Terence W. Edwards, pursuant to which we and Mr. Edwards agreed to terminate his employment agreement and continue his employment with us on an at-will basis without the necessity of an employment agreement.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH Corporation

February 28, 2005	By:	William F. Brown

Name: William F. Brown
Title: Corporate Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10	Agreement to Cancel Employment Agreement, dated as of February 24, 2005, by and between PHH Corporation and Terence W. Edwards